UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

Virpax Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40064	82-1510982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1055 Westlakes Drive, Suite 300

Berwyn, PA 19312

(Address of principal executive offices, including zip code)

(610) 727-4597

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.00001 per share	VRPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Realignment of Classes of the Board of Directors

On June 5, 2023, the board of directors (the “Board”) of Virpax Pharmaceuticals, Inc. (the “Company”) approved the appointment of Barbara Ruskin, PhD, J.D., as a Class I director, with such appointment to be effective immediately after Dr. Ruskin’s resignation as a Class III director. In connection therewith, Dr. Ruskin resigned as a Class III director on June 5, 2023, and effective immediately thereafter was appointed by the Board as a Class I director. The Company’s Class I directors continue in office until the 2025 annual meeting of stockholders. As a Class I director, Dr. Ruskin’s term as a director will continue until the 2025 annual meeting of stockholders and until her successor is duly elected and qualified, or until her earlier death, resignation or removal. As a Class III director, Dr. Ruskin’s term as a director would have otherwise continued until the 2024 annual meeting of stockholders. No other changes were made to the alignment of the classes of the Board.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended Bylaws

On June 5, 2023, the Company’s Board of Directors amended the Company’s by-laws, effective immediately in order to amend the quorum requirement of ninth paragraph of Article I, Section 1.6 of the by-laws, such that thirty-four percent (34%) in voting power of shares of the capital stock of the Company issued and entitled to vote at the meeting, present in person or present by means of remote communication in a manner, if any, shall constitute a quorum for the transaction of business at all meetings of the stockholders.

The foregoing description is qualified in its entirety by the amendment to Company’s by-laws which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

3.1	Amendment to By-Laws, dated June 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRPAX PHARMACEUTICALS, INC.

Dated: June 7, 2023	By:	/s/ Christopher Chipman
Christopher Chipman
Chief Financial Officer

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